Exhibit 32.1

CERTIFICATIONS PURSUANT TO

18 U.S.C. SECTION 1350,

AS ENACTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Guardion Health Sciences, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of David Evans, Chief Executive Officer of the Company, and Andrew Schmidt, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as enacted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 12, 2020	/s/ David W. Evans
David W. Evans
Interim Chief Executive Officer
(Principal Executive Officer)

November 12, 2020	/s/ Andrew Schmidt
Andrew Schmidt
Chief Financial Officer
(Principal Financial Officer)